UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report: November 30, 2018
(Date of earliest event reported)

E*TRADE Financial Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Times Square, New York, New York 10036
(Address of Principal Executive Offices and Zip Code)

(646) 521-4300
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                  ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

E*TRADE Financial Corporation (the “Company”) issued a press release announcing certain leadership changes effective as of December 3, 2018 (the “Effective Date”). In connection with those changes, Chad Turner has been appointed as the Company’s Chief Financial Officer. With Mr. Turner’s appointment, Chief Operating Officer, Mike Pizzi, will expand his role to include oversight of the technology organization in addition to finance, operations, and enterprise business services.

Prior to his appointment as Chief Financial Officer of the Company, Mr. Turner, age 47, oversaw the Company’s forecasting and performance analysis functions that drive the Company’s strategic direction. Prior to this role, Mr. Turner served as the Company’s Vice President, Accounting, with experience in all areas of finance including acquisition integration, risk management, modeling, and due diligence. Prior to starting his tenure with the Company in 2004, Mr. Turner served as Controller for Verestar, Inc., where he oversaw worldwide accounting, reporting, tax, and treasury functions with responsibility for all financial audit requirements and technical research. He started his career in public accounting at Arthur Andersen, and earned his Bachelor of Science degree in accounting from Georgetown University. He holds a Certified Public Accounting designation.

In connection with his appointment as the Company’s Chief Financial Officer, as of the Effective Date, Mr. Turner’s annual base salary will be $500,000, his annual cash performance bonus target for 2019 will be $550,000 and his annual equity performance bonus target for 2019 will be $1,050,000 in the form of restricted stock units (“RSU”).

There are no arrangements or understandings between Mr. Turner and any other persons pursuant to which he was selected as Chief Financial Officer. There are also no family relationships between Mr. Turner and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Pizzi’s expanded role, as of January 1, 2019, Mr. Pizzi’s base salary will be $700,000, his annual cash performance bonus target for 2019 will be $1,600,000 and his annual equity performance bonus target for 2019 will be $2,700,000; 50% of which will be in the form of RSUs and 50% in the form of performance share units.

Item 9.01	Financial Statement and Exhibits

(d)	Exhibits

99.1 Press Release, dated December 3, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 3, 2018	E*TRADE FINANCIAL CORPORATION

		By:	/s/ Lori S. Sher
			Name:	Lori S. Sher
			Title:	Corporate Secretary